UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 27, 2006
Date of Report (Date of earliest event reported)
Teknik Digital Arts, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51253	68 053 9517

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2800 — 314, Carefree, Arizona	85377

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (480) 443-1488
36889 N. Tom Darlington Drive, Suite B-6-314

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On February 27, 2006, Teknik Digital Arts Inc. announced the appointment of John R. Ward to serve as President and Chief Executive Officer. Mr. Ward succeeds Corey Comstock who submitted to the Board of Directors his resignation as Board Member and President, effective February 27, 2006. Mr Comstock resigned to pursue other business opportunities.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.
     The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Resignation as President.

10.2	Resignation from Board of Directors

10.3	Resignation as Teknik Digital Arts Inc. employee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKNIK DIGITAL ARTS, INC.
Date: February 27, 2006	By:	/s/ John R. Ward
Name: John R. Ward
Title: Chief Executive Officer